Exhibit 10.65

A request for confidential treatment has been made with respect to portions of the following document that are marked with [*CONFIDENTIAL*].  The redacted portions have been filed separately with the SEC.

First Amendment to the Agreement for Distribution of Products

The Agreement for Distribution of Products dated September 26, 2006 between Whole Foods Market Distribution, Inc., a Delaware corporation and United Natural Foods, Inc., a Delaware corporation (the “Agreement”) is hereby amended effective June 2, 2010 (the “Amendment Date”).

All terms not defined herein shall have the meaning set forth in the Agreement.  The parties agree as follows:

1.             Section 1 is deleted in its entirety and replaced with the following:

“1.           Term.  This Agreement shall have an initial term of fourteen years (the “Term”) commencing as of September 26, 2006 (the “Effective Date”).”

2.             Section 3(a) is hereby deleted in its entirety and replaced with the following:

“(a)         The pricing terms set forth in this Agreement will remain in effect as long as WFM uses UNFI as its “Primary Distributor.”  WFM is deemed to have used UNFI as its Primary Distributor if the following two conditions are met:  (i) each WFM Region excluding [*CONFIDENTIAL*] and all WFM Stores outside the continental United States) purchases [*CONFIDENTIAL*] in Products per “WFM Fiscal Year” (as identified on Exhibit A) as were purchased in [*CONFIDENTIAL*]; and (ii) if [*CONFIDENTIAL*] of the aggregate dollar amount of Product purchases by all WFM Stores (excluding [*CONFIDENTIAL*] and all WFM Stores outside the continental United States) from wholesale natural grocery distributors during a WFM Fiscal Year are made from UNFI Parties.  Orders submitted to the UNFI Parties for Products that are out of stock (“OOS”) will be included in the calculation as purchases from UNFI Parties for determining whether both (a)(i) and (a)(ii) have been satisfied.  The following purchases by WFM Stores are not considered to be purchases from a wholesale natural grocery distributor and therefore will not be included in determining the dollar amount of WFM Store product purchases for purposes of this Section 3(a)(ii): (A) purchases by WFM Stores from WFM or any of its affiliates or subsidiaries (collectively, the “WFM Parties”), including, but not limited to, purchases from a WFM distribution center, (B) purchases by WFM Store from the manufacturer of a product, (C) purchases by WFM Stores from non natural grocery distributors including, but not limited to, broad-line food service distributors, non-food distributors and specialty distributors such as but not limited to cheese, produce, meat, seafood, or alcoholic beverage distributors.  If at any time UNFI believes that WFM has not satisfied the conditions set forth in Section 3(a)(i) or 3(a)(ii), UNFI will notify WFM in writing.  WFM will have 3 WFM Periods from receipt of such notice to adjust purchases to meet the requirements.  If WFM fails to cure the noncompliance in 3 WFM Periods (calculated on a consecutive 13 WFM Period basis) from the receipt of notice, UNFI’s sole remedy will be to renegotiate the “Gross Profit Margin Percent” identified on Exhibit B.”

3.             Section 3 is amended to add the following as Section 3(e):

“(e)         The parties agree that if UNFI purchases the assets or equity and/or otherwise assumes the rights and/or obligations of any entity which, at the time of such purchase/assumption, is providing products directly to WFM and/or acting as a distributor of other parties’ products to WFM, then the following provisions shall apply during the remainder of the term of this Agreement: (i) if the products being supplied to WFM by such entity are the same or similar to the Products currently being provided by UNFI to WFM, then WFM may choose to bring such products under the definition of Products and require UNFI to sell such products under the terms of this Agreement, including without limitation WFM’s purchase obligations set forth in Section 3(a) and UNFI’s pricing obligations set forth in Section 7(a) and (ii) if the products being supplied to WFM by such entity are not the same or similar to the Products currently being provided by UNFI to WFM, then UNFI and WFM may choose to negotiate in good faith to include such products under the terms of this Agreement, with such changes as may be necessary or appropriate due to the nature of the products being included.”

4.             Section 6(e) is deleted in its entirety and replaced with the following:

“(e)         WFM Responsibility for Inventory.

(i)            Termination of Private Label SKU or Control Label SKU.  Except for (x) Rejected Inventory, (y) inventory that is out of date or damaged or in unacceptable condition due to UNFI’s acts or omissions including, but not limited to, improper storage, improper rotation, improper ordering, damage incurred during transportation by UNFI or its designees or (z) missing, short or lost Product (shrink), if WFM terminates a Private Label SKU or a Control Label SKU, WFM will be responsible for and will reimburse UNFI for the applicable Private Label SKU or Control Label SKU inventory held by UNFI not to exceed the greater of (i) a 90 day supply based upon the WFM Locations’ past purchasing practices, or, if a new Product, projections provided in writing by WFM, or (ii) the supplier’s minimum order quantity.  If WFM instructs UNFI to destroy a Private Label SKU or a Control Label SKU held in inventory, UNFI will promptly arrange for the destruction of the applicable Products and will promptly provide WFM with a certificate of destruction covering all applicable Products.

(ii)           Overstock and Short-Dated Private Label SKU or Control Label SKU.  Subject to Section 6(e)(i) and UNFI’s compliance with the Code Date Policy, each party’s responsibility for overstocks and short-dated Private Label SKUs and Control Label SKUs is set forth on Exhibit H and is based on the amount of notice given to WFM and the level of inventory held by UNFI not to exceed the greater of (x) a 90 day supply based upon the WFM Locations’ past purchasing practices, or, if a new Product, projections provided in writing by WFM, or (y) the supplier’s minimum order quantity.”

5.             The Agreement is amended to add a Section 6(g) that reads as follows:

“(g)         [*CONFIDENTIAL*].   [*CONFIDENTIAL*].  All items that require breakdown or “fingerprinting”, as defined in Exhibit J (“UNFI Unloading Policy”) will be assessed the same fees as all other items received at UNFI, pursuant to UNFI’s applicable fee schedules.  [*CONFIDENTIAL*]

6.             Section 7(a)(iii) is deleted in its entirety and replaced with the following:

“(iii)        EDLC Program.   Certain Products will be included in a new program known as the WFM Everyday Low Cost Program (the “EDLC Program”).  A Product will be included in the EDLC Program if WFM and the Product supplier or manufacturer agrees upon an every day low cost (an “EDLC Cost”) for a Product that is resold by UNFI to WFM Locations (“EDLC Products”).  If a bulk Product meets the criteria set forth on Exhibit I, the bulk Product will be included in the EDLC Program.  For EDLC Products, the invoice price (the “EDLC Invoice Price”) will equal [*CONFIDENTIAL*].  A Freight Charge will not be applied to Products that include freight in the EDLC Cost.  UNFI will report to the supplier or manufacturer the applicable EDLC Product sales and deduct from or credit to the supplier or manufacturer the appropriate EDLC reconciliation amount (the “EDLC Reconciliation Amount”).  The EDLC Reconciliation Amount will be equal to [*CONFIDENTIAL*].  The parties will work together to create forms and procedures to support the EDLC Program, including, but not limited to, a WFM EDLC Reconciliation Process and a WFM EDLC Program Form. WFM may change the amount of the [*CONFIDENTIAL*] at any time by giving UNFI written notice.  The foregoing change will be reflected in the next EDI cost files transmitted to WFM and the new [*CONFIDENTIAL*] becomes effective at the start of the next UNFI Pricing Period for such EDI cost files, not to exceed nine weeks.”

7.             Section 8(a) is deleted in its entirety and replaced with the following:

“(a)         Purpose.  The parties acknowledge that UNFI may realize income from sales of Products to WFM Locations through various means including, but not limited to, (i) [*CONFIDENTIAL*] and (ii) [*CONFIDENTIAL*]. [*CONFIDENTIAL*].  UNFI represents to WFM that it will not attempt to circumvent the intent of this Section 8.”

8.             The following sentence is added to the end of Section 8(b):

[*CONFIDENTIAL*].

9.             The first sentence of Section 8(c)(i)(y) is deleted in its entirety and replaced with the following:

“Total Cost of Goods Sold” means [*CONFIDENTIAL*].

10.          The following language is added to the end of Section 8(d):

[*CONFIDENTIAL*].

11.          The sentence in Section 10(d) that reads: [*CONFIDENTIAL*] is hereby deleted and replaced with the following: [*CONFIDENTIAL*]

12.          Section 12 is deleted in its entirety and replaced with the following:

“12.        Fill Rate.              UNFI agrees to use commercially reasonable efforts to maintain a “fill rate” for each UNFI DC of at least [*CONFIDENTIAL*] meaning that [*CONFIDENTIAL*]  or more of Products ordered by WFM Locations will be delivered on time and in good condition with the correct invoice and selection of Products.  UNFI will provide a report to WFM once a week by UNFI DC of the actual dollar amount of Product filled and delivered on time by that UNFI DC and the dollar amount of the Products that would have been filled and delivered if that UNFI DC had a 100% fill rate.  UNFI guarantees a “Minimum Fill Rate” of [*CONFIDENTIAL*] for each UNFI DC, excluding Products that are unable to be procured because of events outside UNFI and UNFI’s supplier’s reasonable control such as Acts of God, supplier strikes or national emergencies (“Applicable Products”).  If any given UNFI DC fails to meet the Minimum Fill Rate for [*CONFIDENTIAL*] consecutive weeks, every week following until that UNFI DC meets the Minimum Fill Rate for a week, UNFI will pay each WFM Location affected (i.e. serviced by that UNFI DC) an amount equal to [*CONFIDENTIAL*] of the difference between the [*CONFIDENTIAL*] times the dollar amount of Products ordered that week and the dollar amount of the Products actually delivered pursuant to those orders (“Fill Rate Penalty Fee”).

For example, if a UNFI DC fails to meet the Minimum Fill Rate for [*CONFIDENTIAL*]  weeks in a row, each WFM Location that placed orders for Products from the UNFI DC that were due to be delivered during the [*CONFIDENTIAL*]  week would be entitled to a payment calculated as follows.  If the dollar amount of Applicable Products received by the WFM Location from the UNFI DC during week [*CONFIDENTIAL*] was $90,000 and there were $100,000 of Products ordered in corresponding purchase orders that were due to be delivered that week, the resulting fill rate would be [*CONFIDENTIAL*] for that WFM Location for that week.  The difference between the actual fill rate dollar amount that week ($90,000) and the Minimum Fill Rate dollar amount [*CONFIDENTIAL*].   UNFI would owe that WFM Location a payment equal to [*CONFIDENTIAL*].

13.          Section 13(a) is deleted in its entirety and replaced with the following:

“(a)       Select Nutrition. If the total purchase price of Select Nutrition Product ordered (including OOS products meets the $[*CONFIDENTIAL*] minimum order amount, UNFI will ship the Select Nutrition Products without a shipping fee. If WFM does not order the above minimum amount of Select Nutrition Products, WFM will be charged the cost of shipping to be a minimum of $[*CONFIDENTIAL*]. The new $[*CONFIDENTIAL*] minimum and effective cost of freight charges imposed will not take place until 6 months after the Amendment Date. Until such time the prevailing contract language and $[*CONFIDENTIAL*] minimum will continue.”

14.          Section 15 is amended to add the following as Section 15(f):

“(f)          Promotions Administration.

(i)            Administration Activity.  [*CONFIDENTIAL*].

(ii)           Administration Fee.  [*CONFIDENTIAL*].

15.          Section 18(b) is deleted in its entirety and replaced with the following:

“(b)         WFM Indemnity.  WFM shall indemnify, defend and hold harmless UNFI and its parent, subsidiaries and affiliates, together with their stockholders, general and limited partners, members, managers, directors, officers, employees, agents, representatives, successors and assigns from and against any and all Liabilities arising out of, relating to or otherwise based upon (i) any actual or alleged violation by WFM of any federal, state or local law, including any statute, ordinance, administrative order, rule or regulation; (ii) any negligence or willful misconduct of WFM or any of its employees or agents; (iii) the breach or alleged breach of any term of this Agreement; (iv) WFM’s failure to purchase UNFI’s Private Label SKU inventory and/or Control Label SKU inventory on condition that UNFI is in compliance with Section 6 of the Agreement and UNFI has no greater than (x) a 90 day supply of the Product based upon the WFM Locations’ past purchasing practices, or, if a new Product, projections provided in writing by WFM, or (y) the Product supplier’s minimum order quantity; and (v) the employment, presence or activities of WFM or its employee or contractor on any UNFI premises related to this Agreement (including, but not limited to, all personal injury, wage and hour, wrongful termination, harassment, discrimination, workers compensation, disability, tort, strict liability or contract claims or demands).”

16.          Section 23(e) of the Agreement is deleted in its entirety and replaced with the following:

“(e)         Amendment; Assignment; Binding Effect.  This Agreement may not be amended or modified except by a writing signed by an authorized officer of each party specifically referencing this Agreement and the intent to amend or modify.  It is agreed that neither party shall transfer or assign this Agreement or any part hereof or any right arising hereunder, by operation of law or otherwise, without the prior written consent of the other party.  A “Change of Control” shall be deemed to be an assignment for purposes of this Agreement.  Any purported assignment (including a Change of Control) without consent shall be void and of no force or effect.  Subject to the foregoing, this Agreement shall be binding on the respective parties and their permitted successors and assigns.  A “Change of Control” means (A) any transaction or series of related transactions in which a party or group, acting in concert, acquires beneficial ownership of more than 50% of the equity interests in a party or its direct or indirect parent, or (B) a merger or consolidation of another entity with or into a party or its direct or indirect parent, with the effect that any third party becomes beneficial owner of more than 50% of the equity interests of a party or its direct or indirect parent.  Notwithstanding anything to the contrary stated above, WFM may assign this Agreement to any direct or indirect affiliate (whether or not such assignment results in a Change of Control) without obtaining the consent of UNFI.”

17.          The Agreement is amended to add a Section 23(o) that reads as follows:

“(o)         Third-Party Outsourcing.    UNFI shall not outsource any internal functions or services that would result in a direct or indirect pass-through charge to Product manufacturers or suppliers without the prior written consent of WFM.  For example, third-party transportation, customer service, IT and accounting.”

18.          The Agreement is amended to add a Section 23(p) that reads as follows:

“(p)         Without the prior written consent of WFM, UNFI shall not [*CONFIDENTIAL*] Nothing in this section shall prevent UNFI from adjusting costs to reflect government mandates.

19.          Exhibit A is deleted in its entirety and replaced with the attached Exhibit A.

20.          Exhibit B is deleted in its entirety and replaced with the attached Exhibit B.

21.          Exhibit C is amended to add the attached addendum for the Southern Pacific Region Stores located in the state of Hawaii.

22.          This Amendment may be executed in any number of counterparts, each of which will be deemed an original and all of which together will constitute one and the same instrument. Fax, email and other electronic transmissions are considered originals for all purposes.

23.          All other terms of the Agreement shall remain in full force and effect

[Signature page follows]

The parties have entered into this First Amendment as of the date set forth in the opening paragraph.

Whole Foods Market Distribution, Inc.,
a Delaware corporation

By:	/s/ Walter Robb
Walter Robb, CEO

United Natural Foods, Inc.

By:	/s/ Steven L. Spinner
Steven L. Spinner, President and CEO

Whole Foods Market	Exhibit A to First Amendment

Fiscal Period Calendar

Period	Week	Fiscal 2006	Fiscal 2007	Fiscal 2008	Fiscal 2009	Fiscal 2010	Fiscal 2011
1	1	10/02/05	10/01/06	10/07/07	10/05/08	10/04/09	10/03/10
	2	10/09/05	10/08/06	10/14/07	10/12/08	10/11/09	10/10/10
	3	10/16/05	10/15/06	10/21/07	10/19/08	10/18/09	10/17/10
	4	10/23/05	10/22/06	10/28/07	10/26/08	10/25/09	10/24/10
2	5	10/30/05	10/29/06	11/04/07	11/02/08	11/01/09	10/31/10
	6	11/06/05	11/05/06	11/11/07	11/09/08	11/08/09	11/07/10
	7	11/13/05	11/12/06	11/18/07	11/16/08	11/15/09	11/14/10
	8	11/20/05	11/19/06	11/25/07	11/23/08	11/22/09	11/21/10
3	9	11/27/05	11/26/06	12/02/07	11/30/08	11/29/09	11/28/10
	10	12/04/05	12/03/06	12/09/07	12/07/08	12/06/09	12/05/10
	11	12/11/05	12/10/06	12/16/07	12/14/08	12/13/09	12/12/10
	12	12/18/05	12/17/06	12/23/07	12/21/08	12/20/09	12/19/10
4	13	12/25/05	12/24/06	12/30/07	12/28/08	12/27/09	12/26/10
	14	01/01/06	12/31/06	01/06/08	01/04/09	01/03/10	01/02/11
	15	01/08/06	01/07/07	01/13/08	01/11/09	01/10/10	01/09/11
1st Qtr	16	01/15/06	01/14/07	01/20/08	01/18/09	01/17/10	01/16/11
5	17	01/22/06	01/21/07	01/27/08	01/25/09	01/24/10	01/23/11
	18	01/29/06	01/28/07	02/03/08	02/01/09	01/31/10	01/30/11
	19	02/05/06	02/04/07	02/10/08	02/08/09	02/07/10	02/06/11
	20	02/12/06	02/11/07	02/17/08	02/15/09	02/14/10	02/13/11
6	21	02/19/06	02/18/07	02/24/08	02/22/09	02/21/10	02/20/11
	22	02/26/06	02/25/07	03/02/08	03/01/09	02/28/10	02/27/11
	23	03/05/06	03/04/07	03/09/08	03/08/09	03/07/10	03/06/11
	24	03/12/06	03/11/07	03/16/08	03/15/09	03/14/10	03/13/11
7	25	03/19/06	03/18/07	03/23/08	03/22/09	03/21/10	03/20/11
	26	03/26/06	03/25/07	03/30/08	03/29/09	03/28/10	03/27/11
	27	04/02/06	04/01/07	04/06/08	04/05/09	04/04/10	04/03/11
2nd Qtr	28	04/09/06	04/08/07	04/13/08	04/12/09	04/11/10	04/10/11
8	29	04/16/06	04/15/07	04/20/08	04/19/09	04/18/10	04/17/11
	30	04/23/06	04/22/07	04/27/08	04/26/09	04/25/10	04/24/11
	31	04/30/06	04/29/07	05/04/08	05/03/09	05/02/10	05/01/11
	32	05/07/06	05/06/07	05/11/08	05/10/09	05/09/10	05/08/11
9	33	05/14/06	05/13/07	05/18/08	05/17/09	05/16/10	05/15/11
	34	05/21/06	05/20/07	05/25/08	05/24/09	05/23/10	05/22/11
	35	05/28/06	05/27/07	06/01/08	05/31/09	05/30/10	05/29/11
	36	06/04/06	06/03/07	06/08/08	06/07/09	06/06/10	06/05/11
10	37	06/11/06	06/10/07	06/15/08	06/14/09	06/13/10	06/12/11
	38	06/18/06	06/17/07	06/22/08	06/21/09	06/20/10	06/19/11
	39	06/25/06	06/24/07	06/29/08	06/28/09	06/27/10	06/26/11
3rd Qtr	40	07/02/06	07/01/07	07/06/08	07/05/09	07/04/10	07/03/11
11	41	07/09/06	07/08/07	07/13/08	07/12/09	07/11/10	07/10/11
	42	07/16/06	07/15/07	07/20/08	07/19/09	07/18/10	07/17/11
	43	07/23/06	07/22/07	07/27/08	07/26/09	07/25/10	07/24/11
	44	07/30/06	07/29/07	08/03/08	08/02/09	08/01/10	07/31/11
12	45	08/06/06	08/05/07	08/10/08	08/09/09	08/08/10	08/07/11
	46	08/13/06	08/12/07	08/17/08	08/16/09	08/15/10	08/14/11
	47	08/20/06	08/19/07	08/24/08	08/23/09	08/22/10	08/21/11
	48	08/27/06	08/26/07	08/31/08	08/30/09	08/29/10	08/28/11
13	49	09/03/06	09/02/07	09/07/08	09/06/09	09/05/10	09/04/11
	50	09/10/06	09/09/07	09/14/08	09/13/09	09/12/10	09/11/11
	51	09/17/06	09/16/07	09/21/08	09/20/09	09/19/10	09/18/11
4th	52	09/24/06	09/23/07	09/28/08	09/27/09	09/26/10	09/25/11
Qtr	53		09/30/07

Whole Foods Market

Fiscal Period Calendar

Period	Week	Fiscal 2012	Fiscal 2013	Fiscal 2014	Fiscal 2015	Fiscal 2016	Fiscal 2017
1	1	10/02/11	10/07/12	10/06/13	10/05/14	10/04/15	10/02/16
	2	10/09/11	10/14/12	10/13/13	10/12/14	10/11/15	10/09/16
	3	10/16/11	10/21/12	10/20/13	10/19/14	10/18/15	10/16/16
	4	10/23/11	10/28/12	10/27/13	10/26/14	10/25/15	10/23/16
2	5	10/30/11	11/04/12	11/03/13	11/02/14	11/01/15	10/30/16
	6	11/06/11	11/11/12	11/10/13	11/09/14	11/08/15	11/06/16
	7	11/13/11	11/18/12	11/17/13	11/16/14	11/15/15	11/13/16
	8	11/20/11	11/25/12	11/24/13	11/23/14	11/22/15	11/20/16
3	9	11/27/11	12/02/12	12/01/13	11/30/14	11/29/15	11/27/16
	10	12/04/11	12/09/12	12/08/13	12/07/14	12/06/15	12/04/16
	11	12/11/11	12/16/12	12/15/13	12/14/14	12/13/15	12/11/16
	12	12/18/11	12/23/12	12/22/13	12/21/14	12/20/15	12/18/16
4	13	12/25/11	12/30/12	12/29/13	12/28/14	12/27/15	12/25/16
	14	01/01/12	01/06/13	01/05/14	01/04/15	01/03/16	01/01/17
	15	01/08/12	01/13/13	01/12/14	01/11/15	01/10/16	01/08/17
1st Qtr	16	01/15/12	01/20/13	01/19/14	01/18/15	01/17/16	01/15/17
5	17	01/22/12	01/27/13	01/26/14	01/25/15	01/24/16	01/22/17
	18	01/29/12	02/03/13	02/02/14	02/01/15	01/31/16	01/29/17
	19	02/05/12	02/10/13	02/09/14	02/08/15	02/07/16	02/05/17
	20	02/12/12	02/17/13	02/16/14	02/15/15	02/14/16	02/12/17
6	21	02/19/12	02/24/13	02/23/14	02/22/15	02/21/16	02/19/17
	22	02/26/12	03/03/13	03/02/14	03/01/15	02/28/16	02/26/17
	23	03/04/12	03/10/13	03/09/14	03/08/15	03/06/16	03/05/17
	24	03/11/12	03/17/13	03/16/14	03/15/15	03/13/16	03/12/17
7	25	03/18/12	03/24/13	03/23/14	03/22/15	03/20/16	03/19/17
	26	03/25/12	03/31/13	03/30/14	03/29/15	03/27/16	03/26/17
	27	04/01/12	04/07/13	04/06/14	04/05/15	04/03/16	04/02/17
2nd Qtr	28	04/08/12	04/14/13	04/13/14	04/12/15	04/10/16	04/09/17
8	29	04/15/12	04/21/13	04/20/14	04/19/15	04/17/16	04/16/17
	30	04/22/12	04/28/13	04/27/14	04/26/15	04/24/16	04/23/17
	31	04/29/12	05/05/13	05/04/14	05/03/15	05/01/16	04/30/17
	32	05/06/12	05/12/13	05/11/14	05/10/15	05/08/16	05/07/17
9	33	05/13/12	05/19/13	05/18/14	05/17/15	05/15/16	05/14/17
	34	05/20/12	05/26/13	05/25/14	05/24/15	05/22/16	05/21/17
	35	05/27/12	06/02/13	06/01/14	05/31/15	05/29/16	05/28/17
	36	06/03/12	06/09/13	06/08/14	06/07/15	06/05/16	06/04/17
10	37	06/10/12	06/16/13	06/15/14	06/14/15	06/12/16	06/11/17
	38	06/17/12	06/23/13	06/22/14	06/21/15	06/19/16	06/18/17
	39	06/24/12	06/30/13	06/29/14	06/28/15	06/26/16	06/25/17
3rd Qtr	40	07/01/12	07/07/13	07/06/14	07/05/15	07/03/16	07/02/17
11	41	07/08/12	07/14/13	07/13/14	07/12/15	07/10/16	07/09/17
	42	07/15/12	07/21/13	07/20/14	07/19/15	07/17/16	07/16/17
	43	07/22/12	07/28/13	07/27/14	07/26/15	07/24/16	07/23/17
	44	07/29/12	08/04/13	08/03/14	08/02/15	07/31/16	07/30/17
12	45	08/05/12	08/11/13	08/10/14	08/09/15	08/07/16	08/06/17
	46	08/12/12	08/18/13	08/17/14	08/16/15	08/14/16	08/13/17
	47	08/19/12	08/25/13	08/24/14	08/23/15	08/21/16	08/20/17
	48	08/26/12	09/01/13	08/31/14	08/30/15	08/28/16	08/27/17
13	49	09/02/12	09/08/13	09/07/14	09/06/15	09/04/16	09/03/17
	50	09/09/12	09/15/13	09/14/14	09/13/15	09/11/16	09/10/17
	51	09/16/12	09/22/13	09/21/14	09/20/15	09/18/16	09/17/17
4th	52	09/23/12	09/29/13	09/28/14	09/27/15	09/25/16	09/24/17
Qtr	53	09/30/12

Whole Foods Market

Fiscal Period Calendar

Period	Week	Fiscal 2018	Fiscal 2019	Fiscal 2020	Fiscal 2021
1	1	10/01/17	10/07/18	10/06/19	10/04/20
	2	10/08/17	10/14/18	10/13/19	10/11/20
	3	10/15/17	10/21/18	10/20/19	10/18/20
	4	10/22/17	10/28/18	10/27/19	10/25/20
2	5	10/29/17	11/04/18	11/03/19	11/01/20
	6	11/05/17	11/11/18	11/10/19	11/08/20
	7	11/12/17	11/18/18	11/17/19	11/15/20
	8	11/19/17	11/25/18	11/24/19	11/22/20
3	9	11/26/17	12/02/18	12/01/19	11/29/20
	10	12/03/17	12/09/18	12/08/19	12/06/20
	11	12/10/17	12/16/18	12/15/19	12/13/20
	12	12/17/17	12/23/18	12/22/19	12/20/20
4	13	12/24/17	12/30/18	12/29/19	12/27/20
	14	12/31/17	01/06/19	01/05/20	01/03/21
	15	01/07/18	01/13/19	01/12/20	01/10/21
1st Qtr	16	01/14/18	01/20/19	01/19/20	01/17/21
5	17	01/21/18	01/27/19	01/26/20	01/24/21
	18	01/28/18	02/03/19	02/02/20	01/31/21
	19	02/04/18	02/10/19	02/09/20	02/07/21
	20	02/11/18	02/17/19	02/16/20	02/14/21
6	21	02/18/18	02/24/19	02/23/20	02/21/21
	22	02/25/18	03/03/19	03/01/20	02/28/21
	23	03/04/18	03/10/19	03/08/20	03/07/21
	24	03/11/18	03/17/19	03/15/20	03/14/21
7	25	03/18/18	03/24/19	03/22/20	03/21/21
	26	03/25/18	03/31/19	03/29/20	03/28/21
	27	04/01/18	04/07/19	04/05/20	04/04/21
2nd Qtr	28	04/08/18	04/14/19	04/12/20	04/11/21
8	29	04/15/18	04/21/19	04/19/20	04/18/21
	30	04/22/18	04/28/19	04/26/20	04/25/21
	31	04/29/18	05/05/19	05/03/20	05/02/21
	32	05/06/18	05/12/19	05/10/20	05/09/21
9	33	05/13/18	05/19/19	05/17/20	05/16/21
	34	05/20/18	05/26/19	05/24/20	05/23/21
	35	05/27/18	06/02/19	05/31/20	05/30/21
	36	06/03/18	06/09/19	06/07/20	06/06/21
10	37	06/10/18	06/16/19	06/14/20	06/13/21
	38	06/17/18	06/23/19	06/21/20	06/20/21
	39	06/24/18	06/30/19	06/28/20	06/27/21
3rd Qtr	40	07/01/18	07/07/19	07/05/20	07/04/21
11	41	07/08/18	07/14/19	07/12/20	07/11/21
	42	07/15/18	07/21/19	07/19/20	07/18/21
	43	07/22/18	07/28/19	07/26/20	07/25/21
	44	07/29/18	08/04/19	08/02/20	08/01/21
12	45	08/05/18	08/11/19	08/09/20	08/08/21
	46	08/12/18	08/18/19	08/16/20	08/15/21
	47	08/19/18	08/25/19	08/23/20	08/22/21
	48	08/26/18	09/01/19	08/30/20	08/29/21
13	49	09/02/18	09/08/19	09/06/20	09/05/21
	50	09/09/18	09/15/19	09/13/20	09/12/21
	51	09/16/18	09/22/19	09/20/20	09/19/21
4th	52	09/23/18	09/29/19	09/27/20	09/26/21
Qtr	53	09/30/18

Exhibit B

[*CONFIDENTIAL*]

[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]

[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]

Exhibit C Addendum

Southern Pacific Region Stores Located in the State of Hawaii

This Exhibit C Addendum to the Agreement for Distribution of Products (the “Agreement”) dated September 25, 2006 between Whole Foods Market Distribution, Inc., a Delaware corporation (“WFM”), and United Natural Foods, Inc., a Delaware corporation (“UNFI”) amends the Agreement to allow the Southern Pacific Region stores located in the State of Hawaii to use UNFI as its Primary Distributor pursuant to the following terms and conditions:

1.                                      Delivery — If WFM chooses to have UNFI deliver product to a Freight Forwarder or other location WFM shall designate, said location must be within a 100 mile radius of a UNFI distribution center.

2.                                      Standard Credit Policy

a. Billed Not Received (BNR) — A freight claim should be filed with the carrier on significant BNR’s such as a missing pallet.  UNFI will review any significant quantities for verification of pallets signed for on the Bill of Lading.

b.  [*CONFIDENTIAL*].

c.  Damage-freight claim should be filed with the carrier.

d.  [*CONFIDENTIAL*].

e.  Product Delivery Temperature — UNFI will not issue credit for products delivered at too high or too low temperatures.  A freight claim should be field with the carrier.

f.  [*CONFIDENTIAL*].  See Standard Credit Policy, Exhibit E for Consumer Returns.

3.                                      Credit Allowance Credit Policy

a.              Billed Not Received — A freight claim should be filed with the carrier.

b.              Damaged — A freight claim should be filed with the carrier.

c.               [*CONFIDENTIAL*].

d.              Product Delivery Temperature —UNFI will not issue credit for products delivered at too high or too low temperatures.  A freight claim should be filed with the carrier.

e.               [*CONFIDENTIAL*].

4.                                      Code Date Policy — Same as Exhibit G in the Agreement from invoice date, [*CONFIDENTIAL*]

a.              Frozen —  [*CONFIDENTIAL*].  A freight claim should be filed with the carrier.

All terms not defined herein will have the meeting set forth in the Agreement.  This Exhibit C is dated January 7, 2009.

Whole Foods Market Distribution, Inc.,

a Delaware corporation

By:
Name Printed: Maren Giuliano
Title: Executive Coordinator of Purchasing

Exhibit H

PRIVATE LABEL SKU AND CONTROL LABEL SKU

OVERSTOCK AND SHORT-DATED AGREEMENT

1)             Overstock and Short-Dated responsibility chart:

DRY/FROZEN	UNFI	WFM
[*CONFIDENTIAL*]

REFRIGERATED (with normally 30 days minimum code)	UNFI	WFM
[*CONFIDENTIAL*]

2)             WFM authorizes in advance these autoships:

DRY/FROZEN — Total quantity divided proportionally between the WFM Stores serviced by the UNFI DCc at which the Product is inventoried at 6 weeks from expiration.

DAIRY — Total quantity divided proportionally between the WFM Stores serviced by the UNFI DC at which the Product is inventoried at 3 weeks from expiration.

If the initial notice given is less than 6 weeks on dry/frozen, and less than 3 weeks on refrigerated, UNFI will remove the percentage of stock it is responsible for before performing any autoships.  This way the least possible amount of short-dated product is shipped to WFM Stores.  Any Product removed from inventory will be food banked or otherwise donated by UNFI.

3)             UNFI will automatically remove from inventory any products:

DRY/FROZEN — Dated 2 weeks or less from expiration

DAIRY — Dated 1 week or less from expiration

Loss will be assigned as noted in section 1 above, and debits or other reimbursement will be arranged with WFM if appropriate.

4) UNFI and WFM agree that unusual circumstances may justify a different course of action than would otherwise be indicated by this agreement, and that Refrigerated products that normally have less than 30 days minimum code will be handled on a case-by-case basis.

EXHIBIT I

EDLC Bulk Products Process

1.  Criteria for establishing EDLC Bulk Products.  WFM shall maintain a list of monitored bulk Products.  The initial monitored list is set forth below:

[*CONFIDENTIAL*]

In order to change the price or establish a bulk Product under the EDLC Program the following process shall be utilized:

•                  Does the cost change email include a monitored item?  If yes, go to next step.

•                  [*CONFIDENTIAL*]

•                  [*CONFIDENTIAL*]

•                  The earliest regional cost-plus price change effective date will be considered the national effective date.

•                  [*CONFIDENTIAL*]

•                  [*CONFIDENTIAL*]

•                  If the item currently has an EDLC, it should be ended the day before the national effective date.

•                  Email wfmedlc@wholfoods.com with instructions to end any existing EDLC and/or enter the new EDLC.  Ideally, EDLC updates should be data-entered before the 1st day of the pricing month prior to the earliest price change date (so they’ll be picked up by the EDI price file for that month).  Copy the appropriate WFM contact on this email for auditing purposes.

2.                                      Business Analysis.  The appropriate UNFI party shall end and/or enter the EDLC’s and confirm internally when that process is complete.

3.                                      Additional Notes.  WFM price changes will automatically be picked up by the EDI price files, and included in any future bid/cost reports.  Because UNFI pricing may include inbound freight and also because the Delivery Upcharge component is based on UNFI’s regular landed cost, the final prices to WFM may sometimes vary by UNFI DC.

Exhibit J

Section A:

[*CONFIDENTIAL*]

Section B:

“Fingerprint” — Defined as an unloading activity type where the order quantities delivered do not meet the “DC minimum pallet height requirements” and therefore require additional handling before being moved to a warehouse storage location.  UNFI and WFM agree to negotiate DC minimum pallet height requirements that reasonably meet the needs of both parties.

Exhibit K

2010 Policies and Guidelines

Supplier Packet

This 2010 UNFI® Supplier Packet is intended to be used in conjunction with a formal signed contract, and outline the general expectations and requirements for a successful relationship between our companies.

UNFI offers many successful promotional and marketing vehicles to support your products to the trade and to consumers.  Your UNFI Purchasing Category Manager will be able to give you comprehensive information on these programs.

If you have any questions regarding any sections of this document, please contact our New Item Coordinator or your UNFI Purchasing Category Manager.

The policies stated in this packet supersede any policies submitted by suppliers to UNFI unless special exceptions have been made by an authorized member of UNFI management.

UNFI WAREHOUSE LOCATIONS

Eastern Region Warehouses	Western Region Warehouses

Dayville, CT	Seattle, WA
260 Lake Road	22 30th Street NW, Ste. 102
Dayville, CT 06241-0999	Auburn, WA 98002
(860) 779-2800	(253) 333-6769
(800) 877-8898	(800) 336-8872

Atlanta, GA	Portland, OR
100 Lakeview Court S.W.	7909 S. Union Ridge Parkway
Atlanta, GA 30336	Ridgefield, WA 98642
(404) 346-0960	(870) 741-3425
(800) 676-4667

Chesterfield, NH	Denver, CO
171 Stow Drive	15965 E 32nd Avenue
Chesterfield, NH 03443	Aurora, CO 80011
(603) 256-3000	(303) 360-8459
(800) 451-2525	(800) 522-7633

Greenwood, IN	Rocklin, CA
655 Commerce Pkwy East Drive	1101 Sunset Boulevard
Greenwood, IN 46143	Rocklin, CA 95765
(317) 865-7140	(916) 625-4100
(800) 814-0819	(800) 679-8735

Iowa City, IA	Moreno Valley, CA
2340 Heinz Road	22150 Goldencrest Drive
Iowa City, IA 52240	Moreno Valley, CA 92553
(319) 337-4471	(916) 625-4100
(800) 323-2131	(877) 697-0013

Sarasota, FL
6272 McIntosh Road
Sarasota, FL 34238
(914) 925-6600
(800) 520-6982

York, PA
225 Cross Farm Lane
York, PA 17406
(717) 266-7800
(800) 336-4557

Leicester, MA
88 Huntoon Memorial Highway
Leicester, MA 01524
(508) 892-8171
(800) 643-8130

Harrison, AR
P.O. Box 790
401 Hwy. 43 East & Cottonwood Road
Harrison, AR 72602-0790
(870) 741-3425
(800) 643-8130

Eastern Region Contacts	Western Region Contacts

Advertising Contract Questions
Catherine Bryson, cbryson@unfi.com	Rhonda Hill, rhill@unfi.com

Invoices
Attn: Accounts Payable PO Box 567 Keene, NH 03431	Attn: Accounts Payable 1101 Sunset Blvd Rocklin, CA 95765 AP Hotline 800-679-8735 x53451

Inside Sales / Customer Service Departments
Attn: Director of Customer Service Barbara Laliberte 260 Lake Rd Dayville, CT 06241	Attn: Director of Customer Service Michele Nielsen 1101 Sunset Blvd Rocklin, CA 95765

International Business Questions
InternationalCustServ@unfi.com

Pricing and Price Change
Personal Care and Supplements: tdalterio@unfi.com AND Send to your UNFI Buyer/Category Manager	pricecode@unfi.com AND Send to your UNFI Buyer/Category Manager

Product Recalls
Pat Blouin, pblouin@unfi.com	Robert Bishop, rbishop@unfi.com

Routing/Receiving Questions
Thomas Shaffer, tshaffer@unfi.com 860-779-2800 x32539	Tiffany Vetos, tvetos@unfi.com 860-779-2800 x 54206

Show Orders
Show Orders are requested to be submitted when exiting the Show Floor. If required, can be mailed within 2 days to: Mark Slattery, mslattery@unfi.com 260 Lake Rd, Dayville, CT 06241	Show Orders are requested to be submitted when exiting the Show Floor. If required, can be mailed within 2 days to: Attention Show Orders 1101 Sunset Blvd, Rocklin, CA 95765-3750

Special Orders, Drop Ships and Direct Pallets/Truckloads Policy For authorization for a direct ship/bill-through or direct pallet/truckload
Ruth Slade, rslade@unfi.com	Kathy Gonzalez, kgonzalez@unfi.com 800-679-8735 x5351

Turnovers See page 10 for definition
turnovereast@unfi.com Fax 860-779-9152	turnovers@unfi.com Fax 916-625-4198

EDLP Hotline See Page 9 for definition
EDLPEast@unfi.com	edlpwest@unfi.com 916-625-4100 x53387

Deductions Hotline
deductioncoordinatoreast@unfi.com	deductionswest@unfi.com 916-624100 x53341

Purchasing Department Contact for New Suppliers
newvendor@unfi.com	New_vendors_inquiry@unfi.com

I.                                         GENERAL POLICIES AND GUIDELINES

A.                                    UNFI CODE OF CONDUCT

UNFI’s Code of Conduct for Suppliers is attached as Exhibit A.  We require all of our suppliers to sign off indicating their agreement to comply with the applicable laws and practices listed.  Please return the completed form to your Buyer or Category Manager.

B.                                    GENETICALLY MODIFIED ORGANISMS (GMOs)

UNFI supports sustainable agriculture and organic farming, and we are significantly concerned about the proliferation of genetically modified organisms (GMOs) in foods.  We support a moratorium on the use of GMOs, until more in-depth research on their long-range consequences is completed.  We will persistently work with all of our food suppliers to determine what they can guarantee about GMOs in their products, and to provide the most assurance we can that our products have not been grown, processed or handled with any technology of genetic modification.  Food manufacturers must provide a written statement on company letterhead specifying their position on GMOs.

C.                                    PESTICIDES

1.                                       A pesticide may be defined as any substance intended to control, destroy, repel, or attract a pest.  Any living organism that causes damage or economic loss or transmits or produces disease may be the target pest. Pests can be animals (like insects or mice), unwanted plants (weeds), or microorganisms (like plant diseases or “germs,” that is, viruses and bacteria).  Pesticide products include not only insecticides and herbicides, but many products not typically thought of as pesticides, including algicides (such as pool chlorine), disinfectants and sanitizers (such as toilet bowl cleaner), repellants (such as mosquito repellent), rodenticides (rat poison), and fungicides (like rose dust).

2.                                       Pesticides are required to be registered by the Federal Government and certain states, including California.  California also requires pesticide manufacturers to pay an assessment on sales of pesticides sold in the state.

3.                                       Before selling any product to UNFI, suppliers must complete UNFI’s Pesticide Questionnaire, which can be obtained from your Buyer/Category Manager.

D.                                    GIFT POLICY

UNFI employees cannot accept gifts or travel worth $100 or more without senior management approval.

E.                                      MISCELLANEOUS FEES

[*CONFIDENTIAL*].

F.                                      PRESS RELEASE POLICY

UNFI senior management must pre-approve any reference to UNFI in a press release or print publication prior to publication or distribution.

G.                                    RECALL INFORMATION

In the event of a product recall, please contact:

Eastern Region
Pat Blouin — Purchasing Compliance Manager

603-256-3000 x42254 or pblouin@unfi.com

Western Region
Robert Bishop — Purchasing Compliance Manager

303-360-8459 or rbishop@unfi.com

H.                                    ORGANIC AND KOSHER CERTIFICATION

For an item to be identified as Organic and/or Kosher in UNFI publications, UNFI must have a current Organic and/or Kosher certificate on file.  These certificates are required before items can be set up in UNFI’s systems.  Forward all renewal certificates to your UNFI buyer/Category Manager annually.

I.                                         PRODUCT LOSS CLAIMS

Product Loss Claims (“PLCs”) are generated in 3 ways: defective product reported by retailers, product returned by consumers to our retail customers, and shelf worn product.

1.                                       Defective product — this includes defects in product that may not be apparent until the case is opened by the retailer, such as poorly sealed product, tops/ends not glued shut, dented cans/damaged boxes inside a sealed, undamaged case, and product that spoils before the expiration date on the product.

2.                                       Consumer returns — Customer returns are products returned by the Consumer to the Retailer where they purchased it. UNFI does not require an explanation report for these returns except in the rare case of excessive quantities being returned.

3.                                       Shelf worn product — See Supermarket Program.

PLCs are reported monthly by division, and are deducted at UNFI’s wholesale price.  This covers the costs incurred on top of the invoice price, including stocking, picking and shipping the defective product. Except for some full cases or excessive quantities, PLC products are not picked up by UNFI, but are destroyed at the store level.

J.                                      UNSALEABLE PRODUCTS

Unsaleable products will be disposed of as mutually agreed between the supplier and UNFI.  Depending on the method of disposition, the following fees will apply.  If there is no specific agreement between supplier and UNFI, option D below will apply:

[*CONFIDENTIAL*]

K.                                    SUPERMARKET DIVISION PRODUCT PLACEMENT

Suppliers that wish to have their products considered for the UNFI Supermarket Program must complete the Supermarket Program form, which can be obtained from your Buyer/Category Manager, and support their line by complying with the following requirements.  The Supermarket New Store/New Item Opening Order Program terms are as follows:

[*CONFIDENTIAL*].

4.                                       The program includes physical set-up and cut-in at store level. Please see the Supermarket Opening Order Program form in this packet.

5.                                       The Supermarket Channel expects and receives credit for products that are removed from the shelf for a variety of reasons, including but not limited to discontinuation (by supplier, UNFI, or chain), dating, shelf worn or damage.  [*CONFIDENTIAL*].

L.                                     W9 FOR TAXPAYER IDENTIFICATION NUMBER AND CERTIFICATION

A W9 Tax payer Identification Number and Certificate with live or electronic signature must be on file with UNFI.  Visit http://www.irs.gov/pub/irs-pdf/fw9.pdf to retrieve the form.

M.                                  PRODUCT CORRESPONDENCE

All correspondence regarding products must be directed to the appropriate buyer/category manager and will require a twelve-digit UPC number and UNFI item numbers. Such correspondence may include, but is not limited to:

1.                                       New product announcements

2.                                       Promotions

3.                                       Size, pack, and description changes

4.                                       Price lists and updates

N.                                    SUPPLIER CHANGES

1.                                       Changes to supplier ownership structure, payment terms, or address must be submitted in writing and received 60 days prior to their effective date. This information should be sent to:

East:	Pricing and Coding Dept	West:	UNFI Pricing and Coding Dept.
	260 Lake Rd.		1101 Sunset Blvd
	Dayville, Ct 06241		Rocklin, CA 95765
	AND to your UNFI Buyer		AND to your UNFI Buyer

2.                                       Changes to the FOB address may affect freight rates which could in turn affect wholesale price.

O.                                   SUPPLIER FREIGHT/ PICK UP ALLOWANCE

If supplier chooses to offer a pick-up allowance, please fill out the Freight/Pick-up Allowance Form, which can be obtained from your Buyer/Category Manager.

P.                                     SUPPLIER DISCOUNT PROGRAMS WITH MUTUAL CUSTOMERS

If supplier negotiates a discount deal with a mutual retail customer that requires UNFI to undertake certain extra administrative work (such as manual tracking, special reporting, etc.), [*CONFIDENTIAL*].

Q.                                   OFFSETS

UNFI reserves the right to offset payments due from suppliers against payments made to suppliers.

II.                                     NEW PRODUCT INFORMATION

A.                             NEW PRODUCT INTRODUCTIONS

1.                                       All new product introductions must be supported by [*CONFIDENTIAL*].

2.                                       [*CONFIDENTIAL*].

B.                                    PRODUCT SAMPLES POLICY

1.                                       [*CONFIDENTIAL*].

2.                                       New product samples will be pulled from inventory for Sales, Customer Service, Marketing and Planograms (defined below).

3.                                       Samples of regularly inventoried items (not new products) also may be pulled from inventory for the purpose of introducing your products to selected customers (supermarket, food service, chains) that do not currently stock your products or in order to photograph your products for use in our publications (e.g., Consumer Circular, UNFI website)

C.                                    PLANOGRAMS

1.                                       Planograms are Internet-based product displays that are used in merchandising.

2.                                       Please send front view COLOR image of individual product (no group shots) as sold at retail in jpg format, approximately 150K.  Please title file with the product’s full 12 digit UPC number. Include product dimensions as sold at retail — height, width and depth.

3.                                       Upload file to FTP site FTP//FTP3.UNFI.com/TO-UNFI.  Copy or cut/paste the file.

4.                                       Please send e-mail to Retailimageservices@unfi.com so UNFI can retrieve the images or mail CD to UNFI, Retail Space Management Assistant, 260 Lake Road, Dayville, CT 06241

D.                                    [*CONFIDENTIAL*].

E.                                      NEW STORE OPENING/RESET/EXPANSIONS

1.                                       When a new store opens or when an existing store undergoes a significant expansion or move, UNFI will expect strong support from our suppliers.

2.                                       Most new and/or expanding retailers expect either a free fill or a large discount.

3.                                       Please complete the appropriate discount consent form specifying the discount authorized for New Store Opening orders, and resets, which can be obtained from your Buyer/Category Manager.  Send the completed form to the contacts listed on the form.

4.                                       A hard copy authorization is needed for all discounts and free fills using the appropriate form.

5.                                       When completing the forms, please note the following:

[*CONFIDENTIAL*].

6.                                       Discounts may be updated on an annual basis.  If you elect to change the discounts, the new form must be received no later than December 1st in order to apply those changes for the new calendar year.

7.                                       Some larger chains run their own customized new store opening/reset programs.  Suppliers may be contacted by UNFI separately about participation in these programs.

IIII.                             PRODUCT PROMOTIONS

A.                                    ADVERTISING AND MARKETING

UNFI’s Advertising and Marketing Programs have been designed to keep your products visible to our customers.  UNFI is proud of the quality of our publications and the wealth of information provided to our customers.  We offer excellent opportunities for you to tell your own unique story.

B.                                    ANNUAL ADVERTISING CONTRACT

UNFI encourages every supplier to participate in an annual advertising program.  These programs are vitally important for the long-term growth and success of your product line. Suppliers with advertising contracts have priority when products are being considered for additional marketing opportunities

C.                                    TABLETOP SHOWS

UNFI produces six tabletop shows per year.  Suppliers are encouraged to participate in these shows to promote their products.

D.                                    [*CONFIDENTIAL*].

E.                                      [*CONFIDENTIAL*].

F.                                      EVERYDAY LOW PRICING (EDLP)

1.                                       EDLPs (Every Day Low Pricing) are retailer specific deals submitted by a supplier/broker for a minimum of 30 days.  EDLPs submitted for any store that is a member of a chain will be honored for all members of that chain.

2.                                       [*CONFIDENTIAL*].

3.                                       [*CONFIDENTIAL*].

4.                                       It is the supplier/broker’s responsibility to know when their EDLPs end.  [*CONFIDENTIAL*].

5.                                       [*CONFIDENTIAL*].

6.                                       Changes to product pricing or pack size, additions/deletions of SKUs, or introduction of new seasonal or special promotional items, that necessitate a change to the original EDLP are the responsibility of the Supplier/Broker and must be addressed by submitting new EDLP paperwork.  Credits will not be issued for discounts missed due to late paperwork for changes.

7.                                       In the event disputes arise regarding discounts, UNFI may attempt to facilitate discussions between the affected parties to resolve the dispute.

8.                                       [*CONFIDENTIAL*].

G.                                    TURNOVER POLICIES

UNFI defines a turnover order as any one-time deal a store has authorized a supplier or broker to submit. A turnover can be for the purposes of basic stocking, line extension, promotion, store demonstration, store expansion, new store opening, new product placement or product replacement.

1.                                       Turnover Order Requirements and Guidelines

Order quantities on turnover orders should reflect the case pack (unit of issue) of the distributor.  A general guideline is that groceries are sold by case, whereas personal care and supplements are sold by the each. The broker/supplier is responsible for submitting the correct selling unit on all turnovers. Quantities will be entered for the case pack of the product number submitted.  Any resulting errors, over-shipments or increased MCBs are the responsibility of the supplier/broker.

a.                                       [*CONFIDENTIAL*].

b.                                      UNFI item code numbers and store account numbers must be on all turnover orders. The person submitting the order must provide their name, phone number, fax number, and name of company on all orders. The retailer buyer’s name and store address also must be included.

c.                                       Only UNFI will determine the UNFI contribution to deals.

d.                                      For ad items, demo products, or holiday stock we require a [*CONFIDENTIAL*] lead time.  Please specify on the order that it is product for an ad, demo, or holiday or case stack/end-cap display and clearly indicate the date the product is needed at the store.

e.                                       UNFI keeps all hard and electronic copies of turnovers.  Any credits and/or returns will be evaluated and handled in conjunction with UNFI’s credit policy.

f.                                         All promotional items must be delivered within the published dates specified on the front cover of our Monthly Specials book.

g.                                      [*CONFIDENTIAL*].

h.                                      [*CONFIDENTIAL*].

i.                                          [*CONFIDENTIAL*].

j.                                          Please use one ship date and one store per order form page.

k.                                       [*CONFIDENTIAL*].

l.                                          [*CONFIDENTIAL*].

2.                                      Turnover Lead Time and Submission Requirements:

a.                                       Turnover orders require lead time of 48 hours to process to insure accurate discounts are entered. UNFI requires all orders to be prior to the customer’s order deadline.  Please do not expect an order to ship the same day it is submitted.

b.                                      All turnover orders must be emailed or faxed on a turnover form. UNFI East has an automated system that allows turnovers to be submitted via web services or a web portal. UNFI will provide a sample turnover form upon request.  If using your own form, it must be presented on manufacturer or brokerage letterhead.  Please see the contacts page for fax number and email address information.

c.                                       UNFI will provide an e-mail order receipt confirmation.

d.                                      Discount authorization paperwork is required for all orders at the time of data entry; for this reason we are unable to accept verbal turnover orders.

IV.                               SHIPPING AND RECEIVING PRODUCT

A.                                    BACK ORDERS

UNFI does not accept back orders.

B.                                    BIOTERRORISM ACT OF 2002

The Establishment and Maintenance of Records under the Public Health Security and Bioterrorism Preparedness and Response Act of 2002 (the “Bioterrorism Act”) states, in part:

“Persons who manufacture, process, pack, distribute, receive, hold, or import food in the United States must establish and maintain the following records to identify the immediate previous sources and immediate subsequent recipients for all food they receive:  Name, address, telephone number and, if available, fax number, and e-mail address of the immediate previous source and subsequent recipient; adequate description; date received or released; for persons who manufacturer, process, or pack food, the lot or code number or other identifier; quantity and how the food is packaged; and name, address, telephone number and, if available, fax number, and e-mail address of the transporter who transported the food to and from you”.

Therefore, all deliveries to UNFI of products covered by the Bioterrorism Act (i.e. “food” and beverages for humans and animals and related packaging, all as defined in the Bioterrorism Act) will be subject to the following requirements to assist us in complying with the provisions of the Bioterrorism Act:

C.                                    DISTRIBUTION CENTER DELIVERY RECEIVING

Each driver will be required to supply the following information to the UNFI receiving or shipping office personnel of our distribution center at the time of their scheduled check-in:

1.                                      Driver’s name and photo proof of identity, which will be photocopied.

2.                                      Acceptable photo proof of identity: valid CDL’s, and/or company issued photo badge identification.

3.                                      Transporter/carrier company name and street address, city, state, zip code and main telephone number (Please note: a P.O. Box address is not sufficient.), and, if available, fax number and email address.

Any driver unable to supply this information or refusing this request will not be allowed to load or unload his/her vehicle at our distribution centers.

UNFI reserves the right to refuse products that appear to have been tampered with.

D.                                    DATE CODES

1.                                      UNFI requests that all products from the supplier be identified with an open coded shelf life or use by date.  This date should be on the product as well as printed on the outside of the shipping case.  UNFI requires that all items with closed codes be identified with the actual expiration date on the product and by item on the packing slip and bill of lading.

2.                                      UNFI requires that the supplier provide in writing to the appropriate buyer/category manager updated information regarding production shelf life and guaranteed minimum shelf life at time of receipt.  UNFI requires that the shelf life of all products be at least 75% of the production shelf life at the time of receipt.

3.                                      If products do not have a human readable, calendar expiration date on the outside shipping case, UNFI will bill-back any products that are not sold before the expiration date on the package as this situation prevents UNFI from utilizing our date code tracking system.

E.                                    MIS-SHIPS AND SHORTAGES

1.                                      In the event a mis-ship occurs and UNFI receives product that was not ordered, UNFI will notify supplier of product and inventory count of items.

2.                                      UNFI will charge back freight costs for all returned products.

3.                                      Supplier must make its own arrangements for pick-up.

4.                                      [*CONFIDENTIAL*].

5.                                      Supplier must notify buyer of shortages before delivery or pickup.

F.                                     PALLET EXCHANGE POLICY

1.                                      [*CONFIDENTIAL*].

2.                                      The delivery bill of lading and invoice must indicate the number and type of pallets exchanged (“ins and outs”) for us to authorize payment.

3.                                      UNFI does not participate in any pallet pool programs (e.g. Chep) nor will we accumulate pallets for return.

4.                                      UNFI does not accept iGPS plastic pallets

G.                                   SHIPPING AND RECEIVING REQUIREMENTS

1.                                      The instructions, when followed, will allow UNFI to receive and distribute your product properly.  Adherence to the instructions is necessary for effective distribution, inventory control and processing of Accounts Payable paperwork.

2.                                      The following required procedures maximize the efficiency of our operations, allowing UNFI to deliver your product to our customers in the timeliest manner possible. [*CONFIDENTIAL*].

a.                                      All carriers must make an appointment with the appropriate inbound receiving department 48 hours prior to arrival. Three days is recommended.  Appointments are granted on a first come, first serve basis and not guaranteed. UNFI reserves the right to grant appointment times based on business demands.  Carrier charge backs for appointment fees will not be accepted for prepaid shipments.  Any fees charged will be deducted from supplier invoice.  Appointment fees can be removed through negotiations with your carriers.  [*CONFIDENTIAL*]. Force Majeure* will be considered a consented delay and no charge will apply.

b.                                      Carrier must communicate all release/PO numbers to be delivered.

c.                                       All orders must be palletized, shrink wrapped, and on a good quality “GMA” 4-WAY 40” x 48” pallet.  We do not accept European pallets. Pallets should be built to maximize space within the constraints of packaging. [*CONFIDENTIAL*]. In the event that re-stacking the pallet(s) is not possible, charges for lost space on the truck will apply, plus any other applicable fees described herein.

d.                                      Product must not hang over pallet more than 2”. All products are to be appropriately packaged to limit damage. Glass or canned items should be sealed in corrugated cartons whenever possible. Poorly packaged products may be subject to supplier charge back.

e.                                       All products will be palletized on standard GMA pallets according to the TI/HI specifications when provided by UNFI.  Any time multiple SKUs are shipped on a pallet they must be separated by a slip sheet or they will be subject to lumper fees. Fees related to the breakdown or re-stacking of products failing to be shipped in proper TI/HI or on substandard pallets will be the carriers’ responsibility for prepaid shipments, plus any applicable fees described elsewhere herein.

f.                                        Prepaid suppliers will provide, or have their selected delivery carrier provide, the manpower to sort and segregate the entire shipment. In the event UNFI is charged for said sort and segregation, the charge plus applicable fees in stated required procedures will be charged back to the supplier.

g.                                       All shipments must have a release/PO number and consignee name clearly marked on the front and back of each pallet. This is very important, as we haul freight for many of our divisions.

h.                                      Each bill of lading must be accompanied by a detailed packing slip for each release/PO being delivered.

i.                                          The transfer or shipping of organic products should be in compliance with the USDA National Organic Program.

j.                                         Products shipped in the same carrier as hazardous materials will be refused by UNFI warehouse receiving.

k.                                      [*CONFIDENTIAL*].

l.                                          Pallets with damaged or leaking products will be re-stacked by the carrier and rejected.

m.                                  Any pallet with signs of pest infestation will be immediately rejected.

n.                                      All temperature sensitive products will be probed upon receipt. Any product not meeting UNFI temperature guidelines will be rejected.  Refrigerated: 34-40 degrees. Frozen: -10 degrees or less.

o.                                      The unloading of all non-palletized loads (deck loaded) will be the responsibility of the supplier and or delivering carrier, and will be stacked to our local requirements.

p.                                      [*CONFIDENTIAL*].

q.                                      Small package shipments such as UPS must adhere to the following:

•            Cartons must be clearly marked with box count (i.e. 1 of 2, 2 of 2 etc)

•            A purchase order number must be written on each carton.

•            A packing slip must accompany each purchase order, if enclosed in carton, please note as such.

•            Back Orders will not be accepted.

3.                                      FOB Pickup Requirements

a.                                      UNFI transportation or hired carriers are delayed more than two hours from the time of arrival, fees will be assessed and charged to the supplier.

b.                                      UNFI drivers or hired carriers only can sign for product subject to count or they may sign for a piece count when this can be done without breaking down the load or significant time loss.

c.                                       All shipments must have a purchase order number and consignee name written on both the front and the back of each pallet.

d.                                      Any purchase order quantity shortages not communicated in advance may result in fees assessed to the supplier.

e.                                       Pallets should be built to maximize space within the constraints of packaging.  If our driver must re-stack or re-palletize at the time of pick up or consolidation, the labor cost will charged to the supplier.

f.                                        [*CONFIDENTIAL*].

H.                                   DROP SHIP POLICY FOR CUSTOMERS

Drop ships must be authorized prior to arranging shipment.  Authorization can be obtained by contacting the individual(s) listed on the contacts page herein.  Please reference this authorization number on the invoice.  For details of pricing policies related to drop ships, please contact the appropriate person listed on the contact page.

I.                                        INTERNATIONAL BUSINESS

The UNFI International Division distributes to over 40 countries. Please fill out the International Business Approval Form to have your product approved for this program. For more information and the necessary form,  e-mail InternationalCustServ@unfi.com.

V.                                    SUPPLIER INFORMATION

UNFI reserves the right to conduct third party audits on payments and invoices, which may result in a deduction taken after the original payment is made.

A.                                    INVOICES

Send all invoices to:

Eastern Region UNFI, Accounts Payable, P.O. Box 567, Keene, NH 03431

Western Region UNFI, Accounts Payable, 1101 Sunset Blvd., Rocklin, CA 95765AP Hotline 800-679-8735 ext. 53451

B.                                    PRICING, UPC AND PACK CHANGES

UNFI will not accept changes that take effect on promotional items until after the promotional period ends.  60 day notice is required using UNFI forms, which can be obtained from your Buyer or Category Manager. Upon notification that an item has had a UPC or pack size change the Distributor Price Pack Size Change Form must be submitted with new specification sheet and price list.

C.                                    DISCONTINUED PRODUCTS

1.                                      UNFI performs ongoing product evaluation, and aggressively manages product mix

2.                                      Upon notification that an item has been discontinued (either by supplier or UNFI) or has a UPC or pack size change, UNFI will:

a.                                      Supply inventory count of items and verify the landed cost of inventory.

b.                                      Remove product from inventory and send a notice to the supplier to arrange for pick up.

c.                                       [*CONFIDENTIAL*].

d.                                      [*CONFIDENTIAL*].

e.                                       [*CONFIDENTIAL*].

3.                                      Refrigerated items which reach pull date will be donated automatically.

Exhibit A

UNITED NATURAL FOODS, INC.

CODE OF CONDUCT FOR SUPPLIERS

UNFI has established a set of six Core Values. These Core Values inspire our approach to business and are fundamental to building successful relationships with all our stakeholders: Customers, Suppliers, Associates and the Environment.

•                  Integrity and respect in all of our actions

•                  Trust and accountability in all relationships

•                  Open and honest communication with our employees

•                  Profitable growth of the organization

•                  A safe and healthy work environment

•                  Social and environmental responsibility for the health of the planet

UNFI believes that our supplier partners play a major role in shaping and maintaining our reputation. As we strive to apply these values to our business practices every day, we now ask that our supplier partners comply with a Code of Conduct that will allow them to support these same values. UNFI sees this as an opportunity to extend good business practices throughout the supply chain and ultimately create a higher standard of business in the world. We intend to use your support of this policy as a way to raise awareness and standards.

Suppliers doing business with UNFI will:

COMPLY WITH APPLICABLE LAWS AND PRACTICES:

Suppliers will comply with all local and national laws and regulations in the jurisdictions in which they do business.

COMPLY WITH THE FOLLOWING CONDITIONS OF EMPLOYMENT:

Compensation: Suppliers will compensate their employees with wages and benefits which are in compliance with the local and national laws and regulations of the jurisdictions in which they do business.

Hours of Labor: Suppliers must ensure that working hours are consistent with local regulations. If regulations do not address standard working hours, suppliers must ensure that work hours are not excessive or unfair.

Forced Labor: Suppliers will not use forced labor.

Child Labor: Suppliers or their subcontractors will not use child labor. Child labor is defined for these purposes as any person employed at an age younger than the legal minimum age for working in any specific jurisdiction.

Discrimination /Rights: Suppliers will not discriminate on the basis of race, color, national origin, gender, religion, disability, sexual orientation, and other similar factors in their employment practices.

PROVIDE A SAFE WORKPLACE ENVIRONMENT:

Health and Safety: Suppliers will insure that adequate accommodations for the health and safety of workers have been implemented and are maintained.

Security: Suppliers will comply with all USDA requirements for product safety and maintain adequate security at all production and warehousing facilities to prevent dangerous exposures to health hazards or perilous cargo.

In addition, UNFI would like to be informed of your companies’ activities in certain areas of interest. Please include information related to your company’s efforts regarding environmental impact and social responsibility along with your signed copy of this code of conduct:

Finally, we are all aware that some parts of the world demonstrate better efforts regarding compliance with the above conditions of employment than others.  If you are doing business with or in any country in areas of the world known for employing labor practices inconsistent with the above, we ask that you remain mindful of the above and use your best efforts to cease associating with any country or entity tolerating or employing these inconsistent labor practices.

The undersigned agrees to the terms outlined in this document and is an authorized representative of the participating company.

Company Name:

Authorized Representative:

Title:

Date: